SECURITES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 14, 2011

PEOPLES FEDERAL BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-34801	27-2814821
(State or Other Jurisdiction Identification No.)	(Commission File No.)	(I.R.S. Employer of Incorporation)

435 Market Street, Brighton, Massachusetts	02135
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (617) 254-0707

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           Amendment to Salary Continuation Agreement.  On April 14, 2011, Peoples Federal Savings Bank (the “Bank”) entered into amendments to the Salary Continuation Agreements for each of Messrs. Thomas J. Leetch, Christopher Lake and James J. Gavin and Peoples Federal Bancshares, Inc., as the successor to Peoples Federal, MHC, entered into an amended Salary Continuation Agreement for Mr. Maurice H. Sullivan, Jr.  Messrs. Leetch, Lake, Gavin and Sullivan, Jr. are named executive officers of Peoples Federal Bancshares, Inc.  All such amendments to the Salary Continuation Agreements are effective as of March 1, 2011.  The amendments increased the normal retirement benefit for each of the executives from the benefit previously provided under the Salary Continuation Agreements so that after the amendment, Mr. Leetch’s normal retirement benefit increased to $175,000 annually from $150,890 annually; Mr. Lake’s normal retirement benefit increased to $135,560 annually from $67,780 annually; Mr. Gavin’s normal retirement benefit increased to $183,276 annually from $91,638 annually; and Mr. Sullivan, Jr.’s normal retirement benefit increased to $84,555 annually from $77,500 annually.  In all other respects, the agreements remain the same.

Amendment to Director Retirement Agreement.  On April 14, 2011, Peoples Federal Bancshares, Inc. entered into an amendment to the Director Retirement Agreement for Mr. Maurice H. Sullivan, Jr.  The amendment is effective as of March 1, 2011.  The amendment increases the normal retirement benefit for Mr. Sullivan, Jr. under the agreement to $80,455 annually from $73,390 annually.  In all other respects the Director Retirement Agreement remains the same.

Entry into New Split Dollar Plans that Supersede and Replace Prior Split Dollar Plans.  On April 14, 2011, Peoples Federal Saving Bank entered into new Split Dollar Plans providing death benefits for each of Messrs. Christopher Lake, James J. Gavin, Thomas Leetch and Maurice Sullivan, Jr.  The Split Dollar Plan for each of Messrs. Lake and Gavin provide a death benefit of $175,000.  The Split Dollar Plan for Mr. Leetch provides a death benefit of $400,000 and the Split Dollar Plan for Mr. Sullivan, Jr. provides a death benefit of $450,000.  Prior to entering into the new split dollar plans, the executives were parties to a plan that provided a death benefit of $150,000 to their beneficiaries.  All such plans are effective as of March 1, 2011.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: None

(b)	Pro Forma Financial Information: None

(c)	Shell company transactions: None

(d)	Exhibits:

Exhibit Number                                      Description

Exhibit 10.1	Second Amendment to Salary Continuation Agreement between the Bank and Thomas J. Leetch

Exhibit 10.2	Second Amendment to Salary Continuation Agreement between the Bank and Christopher Lake

Exhibit 10.3	Second Amendment to Salary Continuation Agreement between the Bank and James J. Gavin

Exhibit 10.4	Second Amendment to Salary Continuation Agreement between Peoples Federal Bancshares, Inc. and Maurice H. Sullivan, Jr.

Exhibit 10.5	Second Amendment to Director Retirement Agreement between the Bank and Maurice H. Sullivan, Jr.

Exhibit 10.6	Split Dollar Plan for James J. Gavin and Christopher Lake

Exhibit 10.7	Split Dollar Plan for Thomas J. Leetch

Exhibit 10.8	Split Dollar Plan for Maurice H. Sullivan, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PEOPLES FEDERAL BANCSHARES, INC.
DATE: April 14, 2011	By:	/s/ Maurice H. Sullivan, Jr.
Maurice H. Sullivan, Jr.